TREND AGGREGATION U.S. ETF

TAEQ

TREND AGGREGATION ESG ETF

TEGS

TREND AGGREGATION MANAGED FUTURES STRATEGY ETF

TAMF

TREND AGGREGATION DIVIDEND STOCK ETF

TADS

TREND AGGREGATION AGGRESSIVE GROWTH ETF

TAAG

 (Each a series of Collaborative Investment Series Trust)

Supplement dated May 14, 2020 to the Prospectus and

Statement of Additional Information (“SAI”) dated February 27, 2020

The following supersedes any contrary information contained in any current Prospectus or Statement of Additional Information

General

Any references to the Funds’ website are replaced with www.tuttleetf.com.

Principal Risks

The following risk disclosure is added to each Fund’s Principal Risk Section:

Market and Geopolitical Risk:  The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated February 27, 2020 for each Fund, which provides information that you should know about the Funds before investing and should be retained for future references.  These documents are available upon request and without charge by calling 1-800-869-1679.